Vontobel Greater European Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Preferred Stock—2.6%
Health Care—2.6%
Grifols SA (Preference Shares), Class B, 0.000% (Spain)	5,628	$103
Total Preferred Stock (Identified Cost $90)		103

Common Stocks—93.3%
Communication Services—4.1%
Cellnex Telecom SA 144A (Spain)(1)	2,032	124
CTS Eventim AG & Co. KGaA (Germany)(2)	848	35
		159

Consumer Discretionary—13.8%
adidas AG (Germany)(2)	271	71
Booking Holdings, Inc. (Netherlands)(2)	35	56
Brunello Cucinelli S.p.A (Italy)(2)	238	7
EssilorLuxottica SA (France)(2)	681	87
Ferrari NV (Italy)	202	35
Flutter Entertainment plc (Ireland)(2)	699	92
Hermes International (France)	17	14
La Francaise des Jeux SAEM 144A (France)(1)	1,454	45
LVMH Moet Hennessy Louis Vuitton SE (France)	135	59
Prosus NV (Netherlands)(2)	754	70
		536

Consumer Staples—20.2%
Anheuser-Busch InBev NV (Belgium)	1,349	67
Diageo plc (United Kingdom)	1,698	57
Heineken NV (Netherlands)	751	69
L’Oreal SA (France)(2)	132	42
Nestle S.A. Registered Shares (Switzerland)	1,867	206
Pernod Ricard SA (France)	279	44
Philip Morris International, Inc. (United States)	1,312	92
Reckitt Benckiser Group plc (United Kingdom)	384	35
Unilever NV (Netherlands)	3,260	173
		785

Financials—7.5%
Bankinter SA (Spain)	4,106	20
Groupe Bruxelles Lambert SA (Belgium)	787	66
KBC Group NV (Belgium)	497	29
London Stock Exchange Group plc (United Kingdom)	1,316	136
Svenska Handelsbanken AB Class A (Sweden)(2)	2,129	20
UBS Group AG Registered Shares (Switzerland)	1,866	21
		292

Health Care—10.1%
Alcon, Inc. (Switzerland)(2)	1,941	111
Coloplast A/S Class B (Denmark)	219	34
Eurofins Scientific SE (Luxembourg)	122	77
Lonza Group AG Registered Shares (Switzerland)	118	62
Medtronic plc (United States)	1,204	111
		395

	Shares	Value

Industrials—21.2%
Ashtead Group plc (United Kingdom)	2,492	$84
DCC plc (Ireland)	1,069	89
IMCD NV (Netherlands)	531	50
Kingspan Group plc (Ireland)	733	47
RELX plc (United Kingdom)	4,718	109
Rentokil Initial plc (United Kingdom)	16,508	104
Safran SA (France)(2)	553	56
Teleperformance (France)	486	123
Vinci SA (France)	597	55
Wolters Kluwer NV (Netherlands)	1,368	107
		824

Information Technology—11.6%
Accenture plc Class A (United States)	747	160
Adyen NV 144A (Netherlands)(1)(2)	42	61
Amadeus IT Group SA (Spain)	641	34
Halma plc (United Kingdom)	1,301	37
SAP SE (Germany)	1,143	160
		452

Materials—4.8%
Air Liquide SA (France)	673	97
Sika AG Registered Shares (Switzerland)	478	92
		189

Total Common Stocks (Identified Cost $2,383)		3,632

Total Long-Term Investments—95.9% (Identified Cost $2,473)		3,735

TOTAL INVESTMENTS—95.9% (Identified Cost $2,473)		$3,735
Other assets and liabilities, net—4.1%		160
NET ASSETS—100.0%		$3,895

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities amounted to a value of $230 or 5.9% of net assets.
(2)	Non-income producing.

Country Weightings†
France	17%
Netherlands	17
United Kingdom	16
Switzerland	13
United States	9
Germany	7
Spain	7
Other	14
Total	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

Vontobel Greater European Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,632	$3,632
Preferred Stock	103	103
Total Investments	$3,735	$3,735
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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